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                                                                     Rule 482 Ad
                                                      Registration No. 002-87775
                                                                        811-4815


SEPTEMBER 10, 2007 - EMAIL TO PLAN ADMINISTRATORS

TO: Retirement Plan Administrators
SUBJECT: NEW Target Retirement Investment Accounts

Preparing for retirement can be challenging. That's why we are continually improving your retirement plan in order to better serve you and your employees. To make planning as simple as possible for your retirement plan participants, CUNA Mutual Group is introducing three new TARGET RETIREMENT INVESTMENT ACCOUNTS*, effective October 5, 2007.

WHAT IS A TARGET RETIREMENT INVESTMENT ACCOUNT?
Target Retirement Investment Accounts are professionally managed and adjust the mix of assets based on the amount of time to a participant's anticipated retirement date. The asset allocation over time will migrate from a higher risk profile with higher anticipated returns in a participant's early years to a more conservative profile as a participant approaches retirement. This provides a single investment option that a participant can utilize for their entire retirement investment horizon. It is important to note that the Target Retirement Investment Accounts are different from the currently available Lifestyle Allocation Accounts which are risk based (i.e. conservative, moderate, aggressive) and are not automatically adjusted over time.

ADVANTAGES OF THE NEW TARGET RETIREMENT INVESTMENT ACCOUNTS INCLUDE:
         SIMPLICITY -- One investment choice to make, one investment portfolio to monitor.
         COMPLETE ASSET ALLOCATION -- Investments are allocated and rebalanced on a regular basis to maintain alignment with the account's investment objectives.
         WORRY-FREE -- The Target Retirement portfolios are hand-picked and managed by experienced investment professionals.

THE THREE TARGET RETIREMENT INVESTMENT ACCOUNTS FROM WHICH PARTICIPANTS MAY SELECT INCLUDE: Target Retirement - 2020, Target Retirement - 2030, Target Retirement - 2040 -- A participant selects the year that is closest to his/her anticipated retirement date. Round up or down accordingly.

         EXAMPLE: John is a new teller at his credit union and has never participated in a 401(k) program. He is under 25, new to investing, and is unsure when he will retire but knows it is a long way away. John elects 100% allocation in the Target Retirement 2040 investment account because he thinks his retirement will likely occur around the year 2040. John defers up to his employer's match and considers additional increases in deferrals as he gets future raises.

WHERE WILL PARTICIPANTS GET INFORMATION ABOUT THE NEW TARGET RETIREMENT INVESTMENT ACCOUNTS? Participants will see a message on their September retirement plan statements in the "Important News and Information" section, and information on www.benefitsforyou.com starting October 5.

HOW CAN PARTICIPANTS TAKE ADVANTAGE OF THE TARGET RETIREMENT INVESTMENT ACCOUNTS? Beginning October 5, participants can transfer existing money to the new accounts by going to www.benefitsforyou.com, choosing I WANT TO, and then selecting TRANSFER MONEY. If they want to change future retirement plan elections to one of the Target Retirement Funds, they can choose I WANT TO, and then select VIEW/CHANGE MY INVESTMENT ELECTIONS.

Please call the Retirement Service Center at 800-999-8786, option 1 if you have any questions.

* A registration statement relating to the funds has been filed with the Securities and Exchange Commission but has not yet become effective. Fund shares may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, fund shares in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. To obtain a preliminary prospectus for the new funds, call 1-800-999-8786. Investment objectives, risks, charges, expenses and other important information about the funds are contained in the prospectus; read and consider it carefully before investing. Please note that the preliminary prospectus is not final and is therefore subject to change. The final prospectus may be obtained once the registration statement has become effective by calling the toll-free number indicated above. Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations or guaranteed by the financial institution. The funds are distributed by CUNA Brokerage Services, Inc., member FINRA and SIPC.


PEN-0807-21D6